Exhibit 99.1

Lucid’s World-Leading Electric Powertrain Technology Propels Aston Martin to a Bold Electric Future

•	Lucid and Aston Martin enter long-term strategic technology partnership for the integration and supply of Lucid’s state-of-the-art electric vehicle powertrain and battery systems in contracts worth in excess of $450M.

•	This landmark agreement marks the first such relationship for Lucid Group’s technology arm, a realization of a vision that expands the reach of the company’s products and paves the way for future, more mainstream applications.

•	Aston Martin will receive direct access to Lucid’s proprietary electric powertrain and battery technology, including its ultra-high performance twin motor drive unit, renowned battery technology, and revolutionary Wunderbox.

•	Aston Martin will pay Lucid technology access fees for Lucid’s technologies in a combination of Aston Martin shares and phased cash payments, with Lucid becoming a shareholder in Aston Martin.

•	Additionally Lucid and Aston Martin will enter into supply arrangements for Lucid’s powertrain components and systems.

NEWARK, CA & GAYDON UK — June 26, 2023— Lucid Group, Inc. (NASDAQ: LCID), setting new standards for luxury electric experience with the Lucid Air, winner of the 2023 World Luxury Car Award, today announced that it has entered into a definitive agreement to establish a long-term strategic technology partnership with Aston Martin to accelerate the iconic British brand’s high-performance electrification strategy and long-term growth.

The relationship, the first of its kind for Lucid, will give Aston Martin access to world-leading electric powertrain technology, which is engineered and manufactured exclusively in-house by Lucid, to power future Aston Martin battery electric vehicles. The agreement will also provide Aston Martin with technical support from Lucid in integrating its proprietary technology into a bespoke all-new electric vehicle platform developed by Aston Martin, as well as the supply of Lucid components.

“This partnership will represent a landmark collaboration between Aston Martin, a storied marque with a rich history, including winning at Le Mans and its current successes in F1, and the very best of Silicon Valley innovation and technology from Lucid,” said Peter Rawlinson, CEO and CTO, Lucid. “In line with its strategy, Aston Martin selected Lucid, recognizing the profound benefits of adopting its world-leading electric drivetrain technology, exemplified by the breakthrough 516-mile EPA-estimated range achieved by the Lucid Air Grand Touring.”

“The supply agreement with Lucid is a game changer for the future EV-led growth of Aston Martin,” said Lawrence Stroll, Executive Chairman of Aston Martin. “Based on our strategy and requirements, we selected Lucid, gaining access to the industry’s highest performance and most innovative technologies for our future BEV products.”

Lucid was selected by Aston Martin through a competitive process and will provide its advanced electric powertrain technology, including its ultra-high performance twin motor drive unit, renowned battery technology, and revolutionary Wunderbox. The twin motor rear drive unit’s prodigious power combines with torque vectoring to extend the capabilities of the car beyond that achievable with a passive all-wheel-drive system. These technically innovative electric motors incorporate Lucid’s microjet stator cooling and wave winding, new heat exchanger technology and heightened coolant flow rate, as well as an accompanying battery system that is likewise upgraded for higher power and more precise thermal logic.

Taken as a whole, the agreement highlights Lucid’s commitment to giving Aston Martin access to the very best technology available to propel the company towards its target of launching the first pure electric Aston Martin model in 2025 and to support the brand’s wider Racing. Green. sustainability strategy. The agreement also marks the first such car manufacturer relationship for Lucid’s technology wing, expanding the reach of the company’s products and paving the way for more mainstream applications of the company’s revolutionary electric powertrain technology in the future. Earlier this year, Lucid unveiled a derivative of its power-dense electric drive unit specially designed for use in motorsports.

The commencement of the relationship is conditioned on the approval of Aston Martin’s shareholders, as well as the receipt of applicable regulatory approvals and other customary conditions.

About Lucid Group

Lucid's mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. The company's first car, the Air, is a state-of-the-art luxury sedan with a California-inspired design. The Lucid Air Grand Touring features an official EPA estimated 516 miles of range or 1,050 horsepower. Produced at Lucid's factory in Casa Grande, Arizona, deliveries of Lucid Air are currently underway to customers in the U.S., Canada, Europe, and the Middle East.

Media Contact

media@lucidmotors.com

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Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Lucid’s plans and expectations regarding Lucid’s strategic partnership with Aston Martin, including the likelihood or ability of the parties to consummate the proposed transactions, the potential benefits to Lucid, and Lucid’s ability to supply technology and powertrain and battery systems pursuant to the terms of the proposed partnership, the availability of future applications of Lucid’s electric powertrain technology, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.